UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02631

Chestnut Street Exchange Fund
 (Exact name of registrant as specified in charter)

223 Wilmington West Chester Pike
Chadds Ford, PA 19137
 (Address of principal executive offices) (Zip code)

Frederick C. Teufel, Jr.
Chestnut Street Exchange Fund
223 Wilmington West Chester Pike
Chadds Ford, PA 19137
 (Name and address of agent for service)

1-866-311-7541
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

February 23, 2024

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2023.

Our Fund earned $13.87 per share of net investment income for a share outstanding throughout 2023, compared to $13.65 per share earned in 2022. Dividend income was decreased by $415,805 from the same period in 2022. Expenses were decreased in 2023.

After providing for the December 2023 distribution, the net asset value per partnership share at December 31, 2023 was $1,009.75. The net asset value at September 30, 2023, the date of our last quarterly report, was $917.73.

Commentary on market conditions and a comparison of our Fund’s performance to the S&P® 500 Index and the Dow Jones Industrial AverageTM Index will be found in the accompanying Investment Adviser’s Report.

Much of our current shareholder base is composed of shares that have been assigned from the original, 1976 base. By itself, this is an indication of shareholder satisfaction and, more recently, I have received encouraging calls which serve as a reminder.

For additional information regarding the process of assigning Fund shares, please refer to the Fund’s prospectus, which may be obtained, without charge, by writing the Fund at c/o Vigilant Compliance, LLC, 223 Wilmington West Chester Pike, Chadds Ford, Suite 216, PA 19137 or by calling toll-free at (866) 311-7541.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

Summary

U.S. equity markets rallied during 2023, resulting in a return of the S&P 500® Index (“S&P 500”) of 26.29% for the year. Growth stocks, as measured by the S&P 500® Growth Index, returned 30.02%, while value stocks, as measured by the S&P 500® Value Index, returned 22.19% in 2023. Small company stocks, as measured by the Russell 2000 Index, returned 16.88%, and global stocks, as represented by the MSCI World Stock Index, produced a 24.44% return in 2023.

After three years of Covid-influenced markets that saw everything from zero-percent interest rates and sky-high stock valuations to raging inflation and an official bear market in 2022, both equity and fixed-income markets found more steady footing in 2023.

By the end of the year, the S&P 500 had risen substantially, while the Barclays Aggregate Bond Index, a proxy for fixed-income returns, climbed as well. The Federal Reserve looked to be done with their current rate hiking cycle, and the market is currently pricing in rate cuts expected to begin in the next six months.

On average, strategists expect a high single-digit percentage advance for equity markets and a strong year for bond markets in a declining interest rate environment. Several other potential factors behind future stock market performance:

●	Consumer spending: As we’ve noted in recent commentaries, consumer spending growth, a critical force in both the U.S. and global economies, has been remarkably resilient over the past several years. Consumers shrugged off continued inflation and the drawdown of savings heading into the end of the year, as spending growth remained stable.

●	Unemployment: This metric has continued to sit at its historically low, sub-4% level since 2022. However, the number of people filing continuous jobless claims (continuing to claim benefits after initial layoffs) has sustained its 2022 rise throughout 2023 to return to pre-Covid levels.

●	Stock Market Valuation: Fourth quarter 2023 S&P 500 aggregate earnings per share increased quarter-over-quarter for the first time in a year. The market rose in tandem, with expectations that earnings growth might well continue in 2024. The S&P 500 currently sits at a price-to-earnings ratio of just under 23x, slightly higher than its 5-year average of 22x and 10-year average of 20x.

Performance Attribution

During 2023, the portfolio returned 18.71%, underperforming its benchmark index, the S&P 500, which returned 26.29% during the same period.

Underperformance during the year came primarily from the Fund’s underweighting of heavily weighted S&P 500 technology, communication services, and consumer discretionary stocks. In 2023, the “Magnificent Seven” (Microsoft Corp., Apple Inc., Alphabet Inc., Amazon.com Inc., Nvidia Corp., Meta Platforms Inc., and Tesla Inc.) accounted for nearly 60% of the total return of the S&P 500. The Fund had lower exposure to these names, which accounted for all of the underperformance during the year.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

(Unaudited)

Portfolio Review (concluded)

Outside of those holdings, the Fund had additional stocks that underperformed their respective sectors and the broader market. Following the return of former CEO Bob Iger, The Walt Disney Co. showed signs of improvement in its underlying businesses, but the company’s progress was slower than expected and the stock continued to underperform in 2023. The company did, however, reinstate its dividend. Air Products and Chemicals, Inc. underperformed its sector and the S&P 500 in 2023, as significant capital expenditures on long-term hydrogen projects continued to drag on near-term results.

Outperformance during the year came primarily from the financial sector, specifically from Moody’s Corp. and JPMorgan Chase & Co. These companies are large positions in the Fund and outperformed both their sector and the S&P 500. Moody’s Corp. saw year-over-year revenue and operating income growth from both its rating segment and analytics segment by the second half of 2023, while JPMorgan Chase & Co. saw higher revenues in every segment in 2023, including assets from its recent acquisition of First Republic Bank. The Fund’s lack of exposure to the utilities sector was also a net positive for the year.

Outlook

Election-year issues will no doubt continue to shape consumers’ outlooks on where the economy is heading. Historically, the S&P 500 index has averaged positive returns in election years, perhaps giving bullish investors’ confidence in their predictions. But at this point, the only thing we do know is that no one knows how 2024 will turn out for investors.

At Mitchell Sinkler & Starr, we will continue to take what the market is giving us at any given point in time. While we acknowledge at certain points that different markets may show favorable or unfavorable pricing characteristics, we never recommend acting on short-term market predictions or attempting broad-based market timing for clients focused on the long term.

Any opinions expressed are those of Mitchell Sinkler & Starr, Inc. as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr, Inc. to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE COMPARISON

December 31, 2023

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Chestnut Street Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial AverageTM Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the return shown. Please call (866) 311-7541 for the most recent month-end performance.

The performance quoted reflects fee waivers in effect and would have been lower in their absence. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2023

	Average Annual Total Returns
				Since
	1 Year	5 Year	10 Year	Inception(3)
Chestnut Street Exchange Fund	18.71%	11.85%	8.99%	10.80%
S&P 500® Index	26.29%	15.69%	12.03%	11.42%
Dow Jones Industrial AverageTM Index	16.18%	12.47%	11.08%	11.22%

(1)	The chart assumes hypothetical $10,000 initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s net expense ratio for the fiscal year ended December 31, 2023 was 0.52%.

(2)	Results of index performance are presented for general comparative purposes.

(3)	Cumulative since inception total returns were 12,284.81%, 15,995.33% and 14,297.17% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period December 29, 1976 (inception date of the Fund) to December 31, 2023.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2023 through December 31, 2023, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During Six Months Ended December 31, 2023’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Paid During Six Months Ended December 31, 2023*

Actual	$1,000.00	$1,076.00	$2.72
Hypothetical †
(5% return before expenses)	$1,000.00	$1,022.58	$2.65

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 7.60% for the six-month period ended December 31, 2023.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2023

(Unaudited)

	% of Net
Security Type/Industry	Assets	Value
COMMON STOCK
Software & Services	13.9%	$22,939,466
Media & Entertainment	9.9%	16,271,540
Banks	8.0%	13,096,876
Pharmaceuticals & Biotechnology	7.8%	12,852,632
Materials	7.8%	12,849,960
Technology, Hardware & Equipment	6.9%	11,290,824
Diversified Financials	5.8%	9,601,527
Capital Goods	5.8%	9,595,644
Health Care Equipment & Services	5.7%	9,362,621
Transportation	5.5%	8,929,271
Retailing	5.0%	8,213,573
Semiconductors	4.8%	7,935,581
Energy	4.7%	7,780,624
Food, Beverage & Tobacco	4.6%	7,503,434
Food & Staples Retailing	1.5%	2,357,025
Consumer Durables & Apparel	1.1%	1,876,850
Other Assets in Excess of Liabilities	1.2%	2,017,715
Net Assets	100.0%	$164,475,163

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2023

	Shares	Value

COMMON STOCKS: 98.8%
BANKS: 8.0%
Bank of America Corp.	39,255	$1,321,716
JPMorgan Chase & Co.	53,274	9,061,907
Wells Fargo & Co.	55,125	2,713,253
		13,096,876
CAPITAL GOODS: 5.8%
3M Co.	18,556	2,028,542
Emerson Electric Co.	62,908	6,122,836
General Electric Co.	9,415	1,201,636
GE Healthcare Technologies, Inc.	3,138	242,630
		9,595,644
CONSUMER DURABLES & APPAREL: 1.1%
NIKE, Inc.	17,287	1,876,850
		1,876,850
DIVERSIFIED FINANCIALS: 5.8%
Moody’s Corp.	24,584	9,601,527
		9,601,527
ENERGY: 4.7%
Exxon Mobil Corp.	47,783	4,777,344
Schlumberger Ltd. ^	57,711	3,003,280
		7,780,624
FOOD & STAPLES RETAILING: 1.5%
Walmart, Inc.	14,951	2,357,025
		2,357,025
FOOD, BEVERAGE & TOBACCO: 4.6%
Altria Group, Inc.	12,580	507,477
Mondelez International, Inc.	8,737	632,821
PepsiCo, Inc.	30,497	5,179,610
Philip Morris International, Inc.	12,580	1,183,526
		7,503,434

	Shares	Value

HEALTH CARE EQUIPMENT & SERVICES: 5.7%
Abbott Laboratories	79,901	$8,794,703
Kenvue, Inc.	26,378	567,918
		9,362,621
MATERIALS: 7.8%
Air Products and Chemicals, Inc.	28,579	7,824,930
Cabot Corp.	60,180	5,025,030
		12,849,960
MEDIA & ENTERTAINMENT: 9.9%
Alphabet, Inc. Class A*	42,416	5,925,091
Comcast Corp. Class A	97,417	4,271,735
Paramount Global	41,580	614,968
Walt Disney Co.	60,469	5,459,746
		16,271,540
PHARMACEUTICALS & BIOTECHNOLOGY: 7.8%
Johnson & Johnson	43,842	6,871,795
Merck & Co., Inc.	54,860	5,980,837
		12,852,632
RETAILING: 5.0%
Amazon.com, Inc.*	16,666	2,532,232
Home Depot, Inc.	16,394	5,681,341
		8,213,573
SEMICONDUCTORS: 4.8%
Intel Corp.	157,922	7,935,581
		7,935,581
SOFTWARE & SERVICES: 13.9%
Check Point Software Technologies Ltd. *^	31,774	4,854,750
Microsoft Corp.	34,198	12,859,816
Oracle Corp.	49,558	5,224,900
		22,939,466

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

	Shares	Value
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.9%
Apple, Inc.	53,471	$10,294,772
Cisco Systems, Inc.	19,716	996,052
		11,290,824
TRANSPORTATION: 5.5%
Union Pacific Corp	36,354	8,929,271
		8,929,271
Total Common Stocks
(Cost: $18,933,490)		162,457,448

	Shares	Value
TOTAL INVESTMENT IN SECURITIES
(Cost: $18,933,490)	98.8%	$162,457,448
Other assets	1.8%	2,931,343
Other liabilities	(0.6)%	(913,628)
NET ASSETS
(Applicable to 162,887 partnership shares outstanding)	100.0%	$164,475,163
Net Asset Value Per Share		$1,009.75

Net assets applicable to shares owned by:
Limited partners (162,854 shares)		$164,441,841
Managing general partners (33 shares)		33,322
NET ASSETS		$164,475,163

*	Non-Income Producing
^	Foreign Issued Security

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2023

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at value:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
	2023	Price	Inputs	Inputs
Investments in Common Stocks*	$162,457,448	$162,457,448	$—	$—

*	See details of industry breakout in the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023

Assets
Investments in securities, at value (cost $18,933,490)	$162,457,448
Cash equivalents	2,689,601
Dividends receivable	213,549
Interest receivable	11,577
Prepaid expenses	16,616
Total assets	165,388,791

Liabilities
Payable for distributions	768,607
Accrued advisory fees	13,804
Accrued administration and accounting fees	46,331
Accrued partners’ compensation	11,753
Accrued expenses and other liabilities	73,133
Total liabilities	913,628
Net Assets	$164,475,163

Net Assets consisted of:
Other capital - paid-in or reinvested	$20,951,205
Distributable earnings	143,523,958
Net Assets (Applicable to 162,887 partnership shares outstanding)	$164,475,163
Net Asset Value offering and redemption price per share (164,475,163 / 162,887 shares)	$1,009.75

Net Assets applicable to shares owned by:
Limited partners (162,854 shares)	$164,441,841
Managing general partners (33 shares)	33,322
Net Assets (162,887 shares)	$164,475,163

The Fund has unlimited shares authorized with no par value.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income
Dividends		$3,184,951
Interest		113,047
Total investment income		3,297,998
Expenses
Legal fees (Note C)		223,890
Investment advisory services (Note C)		163,182
Administration and accounting fees (Note C)		183,500
Officer’s salary and expenses (Note C)		93,909
Managing general partners’ compensation (Note C)		47,004
Transfer agent fees (Note C)		45,477
Insurance		24,729
Audit fees		24,407
Custodian fees (Note C)		17,698
Printing		11,135
Other fees and expenses		9,026
Total expenses		843,957
Net investment income		2,454,041

Net realized and unrealized gain on investments
Net realized gain from securities transactions: distributed on redemption of partnership shares		22,104,351
Net realized gain from investments		27
Unrealized appreciation on investments
Beginning of year	$139,748,111
End of year	143,523,958
Net change in unrealized appreciation		3,775,847
Net realized and unrealized gain from investments		25,880,225
Net increase in net assets resulting from operations		$28,334,266

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase/(Decrease) in net assets
Operations:
Net investment income	$2,454,041	$2,789,923
Net realized gain from securities transactions: distributed on redemption of partnership shares	22,104,351	16,992,331
Net realized gain from investments	27	—
Net change in unrealized appreciation on investments	3,775,847	(49,909,718)
Net increase/(decrease) in net assets resulting from operations	28,334,266	(30,127,464)
Distributions to partners from:
Total distributable earnings	(2,454,366)	(2,790,343)
Capital share transactions(5):
Net asset value of 131(1) and 135(2) shares issued in lieu of cash distributions, respectively	124,530	116,391
Cost of 24,640(3) and 21,096(4) shares repurchased, respectively	(23,346,768)	(18,907,671)
Net decrease in net assets from capital share transactions	(23,222,238)	(18,791,280)
Total net increase/(decrease) in net assets	2,657,662	(51,709,087)
Net assets:
Beginning of year	161,817,501	213,526,588
End of year	$164,475,163	$161,817,501

(1)	Includes 131 Limited partners’ shares and 0 Managing general partners’ shares.
(2)	Includes 135 Limited partners’ shares and 0 Managing general partners’ shares.
(3)	Includes 24,640 Limited partners’ shares and 0 Managing general partners’ shares.
(4)	Includes 21,096 Limited partners’ shares and 0 Managing general partners’ shares.
(5)	On May 3, 2022, Gordon Keen retired from his position as Managing General Partner. His 10 shares held were transferred from Managing General Partner shares to Limited Partner Shares.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Year Ended December 31,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$863.50	$1,024.81	$860.00	$796.22	$619.69

Income From Investment Operations:
Net investment income (a)	13.87	13.65	10.66	9.51	11.82
Net gain (loss) on securities
(both realized and unrealized)	146.62	(160.85)	165.24	63.81	176.53
Total from Investment Operations	160.49	(147.20)	175.90	73.32	188.35

Less Distributions:
From net investment income	(14.24)	(14.11)	(11.09)	(9.54)	(11.82)

Net Asset Value, End of Year	$1,009.75	$863.50	$1,024.81	$860.00	$796.22

Total Return	18.71%	(14.34)%	20.54%	9.39%	30.66%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$164,475	$161,818	$213,527	$209,441	$201,079
Ratios to average net assets:
Expenses
Including waivers	0.52%	0.47%	0.56%	0.81%	0.66%
Excluding waivers	0.52%	0.47%	0.57%	0.83%	0.68%
Net investment income	1.51%	1.53%	1.11%	1.26%	1.62%
Portfolio Turnover Rate (b)	0.00%	0.00%	0.00%	0.00%	0.89%

(a)	Net investment income per share is based on average shares outstanding.
(b)	Portfolio Turnover Rate does not include securities delivered from processing in-kind redemptions.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) in 1987 which first applied to the Fund after 1997. The Fund is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. The Fund’s cash equivalent investment, which is comprised of an investment in First American Funds, Inc., is valued at its net asset value. The Fund’s cash equivalent investment maintains a balance that is uninsured by the Federal Deposit Insurance Company. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith in accordance with Rule 2a-5 under the 1940 Act. The Fund adopted valuation policies and procedures conforming to the new rules and designated Mitchell Sinkler & Starr, Inc. as valuation designee for the Fund’s holdings, effective September 8, 2022. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income are recorded at fair value of the security received.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund currently intends to retain all of its net long-term capital gains and pay the income tax at the applicable corporate income tax rate. The Fund may change this policy at any time and distribute up to all of its net long-term gains to shareholders.

For the years 2022 and 2023, the Fund did not distribute net long-term capital gains, and did not retain any gains. As such, the Fund did not pay any tax at the corporate income tax rate.

During the year ended December 31, 2023, the Fund utilized no capital loss carryover from prior years and has no capital loss carryover as of December 31, 2023.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2020—2023) and has concluded that no provision for federal income tax is required in the Fund’s financial statements, except as noted above. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$18,933,490
Gross unrealized appreciation	143,523,958
Gross unrealized depreciation	—
Net unrealized appreciation	$143,523,958

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

Recent Accounting Pronouncements

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to tailored shareholder reports for mutual funds and ETFs; and the fee information in investment company advertisements. Beginning in July 2024, the Fund will be required to transmit concise and visually engaging shareholder reports that highlight key information. The Fund will also be required to tag information in a structured data format and that certain more in-depth information be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

The investment advisory agreement (the “Advisory Agreement”) provides for a fee, computed daily and paid monthly at the annual rate of 0.10% of the Fund’s net assets. For the year ended December 31, 2023, fees paid via the Advisory Agreement amounted to $163,182.

U.S. Bancorp Fund Services, doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, accounting agent, transfer agent and dividend disbursing agent. U.S. Bank, NA serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services, fees for attending Board meetings and reimbursement of expenses incurred attending Board meetings. In addition, the Chairman, President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2023, payments to or for the Managing General Partners, Chairman, President, Chief Financial Officer and Chief Compliance Officer amounted to $140,913.

Legal fees amounting to $223,890 for the year ended December 31, 2023 were paid to Faegre Drinker Biddle & Reath LLP. A partner of the law firm is the Secretary of the Fund.

(D)	INVESTMENT TRANSACTIONS

There were no purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) for the year ended December 31, 2023.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners have treated this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense, however, in tax years 2019 through 2025, as a result of the Tax Cuts and Jobs Act of 2017, the investment expenses are no longer deductible.

The tax character of distributions paid during 2023 and 2022 were as follows:

	2023	2022
Ordinary income	$2,454,366	$2,790,343
Distributed to partners	$2,454,366	$2,790,343

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2023, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash redemptions were as follows:

	Value of the Redemptions		Net Realized Gain Included in Redemptions	Fund Shares Redeemed
Portfolio Securities	$23,271,095	*	$22,104,351	24,640
Cash	75,673		—	—
	$23,346,768		$22,104,351	24,640

*	Includes $5,888 in cash redeemed.

Net realized gains from these in-kind transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Net realized gain	—
Net unrealized appreciation on investments	143,523,958
$143,523,958

On December 31, 2023, distributable earnings were decreased by $22,104,053 and additional paid in capital was increased by $22,104,053 due to permanent book and tax treatment of realized gains and losses attributable to redemptions in kind and differences in book and tax cost of securities described in Note B above. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there were no subsequent events requiring disclosure.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of Chestnut Street Exchange Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets & liabilities, including the schedule of investments, of Chestnut Street Exchange Fund (the “Fund”) as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 22, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 29, 2024

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

ADDITIONAL INFORMATION

(Unaudited)

Annual Approval of Investment Advisory Agreement

At a meeting held on December 6, 2023, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including a majority of the Independent Managing General Partners, approved the continuation of the investment advisory agreement with Mitchell Sinkler & Starr, Inc. (“MS&S”) with respect to the Fund for an additional one year period. Pursuant to relief granted by the U.S. Securities and Exchange Commission in light of the COVID-19 pandemic (the “Order”) and a determination by the Managing General Partners that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the meeting was held by video and telephone conference. In connection with this approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and MS&S’ experience and qualifications. The Managing General Partners reviewed and considered MS&S’ reports and presentations that included among other things: (1) the nature and extent of the services provided to the Fund; (2) the experience and qualifications of the investment professionals who provide these services; (3) MS&S’ investment process applied to the Fund; (4) the current organizational structure of the firm and any expected changes; (5) information on MS&S’ approach to retention and compensation of investment advisory and other key personnel; (6) MS&S’ assets under management and client relationships; (7) the advisory fee for the Fund and the advisory fee arrangements with its other clients; (8) its financial condition, Form ADV and insurance coverage; (9) its trade allocation, best execution and soft dollar commission policies; (10) its compliance processes; and (11) any ancillary benefits and entrepreneurial risks. Since the Fund is closed to new investors, economies of scale were not considered relevant.

The Managing General Partners considered the scope and quality of services provided by MS&S, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. On the basis of this evaluation, the Managing General Partners concluded that the nature, quality and extent of services provided by MS&S were satisfactory. The Managing General Partners also considered the MS&S’ representation that it does not manage any other accounts with similar investment objectives and strategy as the Fund. The Managing General Partners reviewed the overall performance record of the Fund, its investment style and the resources that MS&S applies in managing the Fund.

After discussion, the Managing General Partners concluded that MS&S had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by MS&S and the fees paid by the Fund, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are reasonable and fair.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund adopted a Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940 Act, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund.

The Fund’s Board of Managing General Partners appointed Vigilant Compliance, LLC to be the administrator of the Program (the “Program Administrator”). Among other things, the Liquidity Rule requires that the Program Administrator provide a written report to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of the Highly Liquidity Investment Minimum (“HLIM”) established for the Fund, if any, and any material changes to the Program (the “Report”). On December 6, 2023, the Board received the annual Report concerning the operation of the Program for the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program had been adequately and effectively implemented. There were no material changes to the Program during the Program Reporting Period and the Fund was not required to set a HLIM. The Report concluded that the Program continues to be an effective tool in seeking to ensure the Fund’s compliance with the Liquidity Rule.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

ADDITIONAL INFORMATION

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 311-7541 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC website at http://www.sec.gov.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2023 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-866-311-7541.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Interested Managing General Partners

Terry Wettergreen c/o Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317 Age: 73	Managing General Partner since 2022	Retired. Director, Vigilant Compliance LLC from 2016 to 2022; Chief Compliance Officer, Westport Advisers LLC and Westport Asset Management Inc. from 1996-2016; Treasurer, Chief Financial Officer, Vice President and Secretary, The Westport Funds 1998-2016.	1	None

Disinterested Managing General Partners

Langhorne B. Smith c/o Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317 Age: 87	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company from 1981 to 2002).	1	None

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND (Continued)

(Unaudited)

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners (Continued)

David R. Wilmerding, Jr. c/o Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317 Age: 88	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation until April 2021

Officers

Frederick C. Teufel, Jr. Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317 Age: 64	President, Chief Compliance Officer and Chief Financial Officer since 2022.	Director, Vigilant Compliance LLC since September 2020. Professor of Accounting, Saint Joseph’s University, 2014 to 2020. Principal, The Vanguard Group of Investment Companies, 1990 to 2014. Senior Manager, Business Assurance, Price Waterhouse 1983 to 1990.	N/A	N/A

Michael P. Malloy Faegre Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 64	Secretary since 2001	Partner in the law firm of Faegre Drinker Biddle & Reath LLP.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by Mitchell Sinkler & Starr, Inc.
(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

●	Information we receive from you; and

●	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of U.S. Bank Global Fund Services and the Fund’s Chief Financial Officer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Langhorne B. Smith

Terry Wettergreen

David R. Wilmerding, Jr.

INVESTMENT ADVISER

Mitchell Sinkler & Starr, Inc.

Two Penn Center Plaza, Suite 1320

Philadelphia, PA 19102

ADMINISTRATOR

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Annual Report December 31, 2023 Chestnut Street Exchange Fund 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19137 1-866-311-7541

(b)	Not applicable.

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) A copy of the registrant’s Code of Ethics is available as provided in Item 13(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee.  Langhorne B. Smith is the “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,400 for 2023 and $21,400 for 2022.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2023 and $3,000 for 2022.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)	Not applicable

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)     Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Chestnut Street Exchange Fund

By (Signature and Title) /s/ Frederick C. Teufel, Jr.
    Frederick C. Teufel, Jr., President & Chief Compliance Officer
   (principal executive officer)

Date        3/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Frederick C. Teufel, Jr.
    Frederick C. Teufel, Jr., President & Chief Compliance Officer
   (principal executive officer)

Date        3/7/2024

By (Signature and Title) /s/ Frederick C. Teufel, Jr.
       Frederick C. Teufel, Jr., Chief Financial Officer
                                                     (principal financial officer)

Date        3/7/2024